================================================================================

                                 UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                April 26, 2001


                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                   0-26115               13-3978980
--------------------------------------------------------------------------
(State or other jurisdiction      (Commission          (I.R.S. Employer
  of incorporation)               File Number)       Identification No.)

      Two Manhattanville Road
        Purchase, New York                                       10577
----------------------------------------                  -------------------
(Address of principal executive offices)                      (Zip Code)


                                (914) 640-9000
                                --------------

             (Registrant's telephone number, including area code)

================================================================================

ITEM 5:  OTHER MATTERS

Interliant, Inc. issued a press release on April 26, 2001 announcing a change in its management. The text of the press release is attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following document is furnished as an exhibit to this report:

Exhibit                                                      Page
Number               Description                            Number
-------              --------------------------------       ------
 99                  Press Release of the Registrant,         3
                     dated April 26, 2001

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 27, 2001

                                INTERLIANT, INC.



                                By: /s/ Bruce S. Klein
                                    --------------------------------
                                    Bruce S. Klein
                                    Senior Vice President and
                                    General Counsel